U.S. SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549




                            FORM 8-K

                        CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                 Date of Report December 17, 2003
               (Date of earliest event reported)


                FAMILY STEAK HOUSES OF FLORIDA, INC.
       (Exact name of registrant as specified in its charter)


                             Florida
           (State or other jurisdiction of incorporation)

        0-14311                           59-2597349
  (Commission File Number)      (IRS Employer Identification No.)


     2113 Florida Boulevard, Neptune Beach, FL        32266
      (Address principal executive offices)         (Zip Code)


 Registrant's telephone number, including area code (904) 249-4197

Item 5.      Other Events

On December 17, 2003, Family Steak Houses of Florida, Inc. (the "Company") entered into a 2003 Amendment to Franchise Agreement with its Franchisor, Ryan's Properties, Inc. The Company now operates 18 restaurants in Florida under the name Ryan's Family Buffet, Bakery and Grill. Under the 2003 Amendment, the Company has agreed to sell or close those restaurants or convert them to a new theme by no later than June 30, 2005 with quarterly targets between March 31, 2003 until that date. As the restaurants are closed, sold or converted, franchise fees with respect to those restaurants will no longer be payable to the Franchisor.

On December 17,2003, the Company unveiled plans for its new concept in family-buffet dining creating a brand that will be known as Whistle Junction.


Item 7.     Financial Statements and Exhibits

            (c)      Exhibits.

            99.1     2003 Amendment to Franchise Agreement, dated
                     December 17, 2003.

            99.2 Press release, dated as of December 17, 2003 announcing the Whistle Junction concept.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FAMILY STEAK HOUSES OF FLORIDA, INC.


Date:  December 17, 2003   By: /s/ Edward Alexander
                           Edward Alexander
                           President and COO

EXHIBIT INDEX

     Exhibit No.

         99.1     2003 Amendment to Franchise Agreement, dated
                  December 17, 2003.

         99.2     Press Release issued December 17, 2003
                  announcing the Whistle Junction concept.

Exhibit 99.1



                         2003 AMENDMENT
                     TO FRANCHISE AGREEMENT

     This 2003 Amendment to Franchise Agreement (this
"Amendment") is entered into as of December 17, 2003 by and between Ryan's Properties, Inc. ("Ryan's") and Family Steak
Houses of Florida, Inc. ("FSH").

     WHEREAS, Ryan's and FSH are parties to that certain Franchise Agreement, dated as of September 16, 1987, as amended prior to the date hereof (the "Existing Franchise Agreement"; the Existing Franchise Agreement as amended by this Amendment shall be referred to as the "Franchise Agreement") (all capitalized terms used herein that are not otherwise defined herein to have the meanings ascribed to them in the Existing Franchise Agreement); and

     WHEREAS, FSH has informed Ryan's that FSH does not expect to have in operation at December 31, 2003 a number of Restaurants (defined as restaurants of FSH operating as Ryan's Family Steak Houses) equal to at least 80% of the number of Restaurants required to be in operation as of that date pursuant to the terms of the Existing Franchise Agreement; and

     WHEREAS, Section XV (Termination and Defaults) of the Existing Franchise Agreement provides, among other matters, that FSH shall be in default under the Existing Franchise Agreement if "at the end of any calendar year the number of Restaurants in operation is less than 80% of the number of Restaurants required to be in operation as of that date pursuant to the terms of this Agreement, as amended"; and

     WHEREAS, the parties desire to wind down and terminate the franchise relationship under the Existing Franchise Agreement in an amicable manner that minimizes unnecessary disruption;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties hereto, the parties hereto agree as follows:

     1.     Termination or Conversion of Restaurants.

            (a)     FSH agrees that, in accordance with the
schedule set forth on the attached Exhibit A, FSH shall complete as to each and every one of FSH's Restaurants:

                    (i) its sale to an unaffiliated third party to be operated as a restaurant with a name and logo (immediately upon consummation of such sale) that differs sufficiently from "Ryan's Family Steak House" and "Fire Mountain" to avoid any reasonable likelihood of confusion;

                    (ii) the termination of its operation as a restaurant of any sort; and/or

                    (iii) the conversion of that Restaurant from
a "Ryan's Family Steak House" to a restaurant with a name and
                               1
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logo that differs sufficiently from "Ryan's Family Steak House"
and "Fire Mountain" to avoid any reasonable likelihood of confusion between any of FSH's restaurants and any of Ryan's restaurants; provided further, that, if at any time FSH changes the exterior facade or interior design of any such Restaurant (or former Restaurant), FSH shall cause the new exterior facade or interior design (as applicable) to differ sufficiently from Ryan's "Fire Mountain" and the `lodge look' of "Ryan's Family Steak House" to avoid any reasonable likelihood of confusion between any of FSH's restaurants and any of Ryan's restaurants.

            (b) FSH shall cause each such Restaurant sale, termination or conversion to be accomplished in as commercially reasonable a manner as possible consistent with the requirements of this Amendment.

            (c) No later than five (5) business days after the completion of the sale, termination or conversion of a Restaurant pursuant to this Amendment, FSH shall certify that fact in writing to Ryan's. Ryan's may request any and all such information, and may make any and all such inspections, as may be reasonably necessary to verify the sale, termination or conversion of any or all Restaurants in accordance with this Amendment.

            (d) The Continuing Services and Royalty Fee set forth in the Existing Franchise Agreement shall continue to apply to the total gross receipts from each of FSH's Restaurants until the date the sale, termination or conversion as contemplated by this Amendment of such Restaurant is completed. Payment of any unpaid Continuing Services and Royalty Fee for any sold, terminated or converted Restaurant shall be made in accordance with the Existing Franchise Agreement.

            (e) From and after January 1, 2004, (i) Ryan's shall have no further obligations under Paragraphs II (Location), IV (Training and Assistance), Subparagraph B of Paragraph V (Advertising) or Subparagraph D of Paragraph VI (Confidential Operating Manual) of the Franchise Agreement, and
(ii) Attachment 1 to the July 13, 1992 letter agreement amending the Franchise Agreement shall no longer be in effect. From and after the date that the sale, termination or conversion as contemplated by this amendment of an FSH Restaurant is completed, Ryan's shall have no further obligations under any provision of the Franchise Agreement with respect to such Restaurant. Without limiting the preceding provisions, from and after the earlier of (i) the date that all Restaurants are sold, terminated or converted or (ii) June 30, 2005, FSH shall not be entitled to receive supplies that are proprietary to Ryan's. Nothing contained herein, however, shall impede FSH from continuing to use recipes obtained from Ryan's and now used at the Restaurants in its converted restaurants; provided, however, that FSH shall remain obligated under Paragraph XIV.D and, to the extent applicable, Paragraph VI.B with respect to such recipes.

            (f) FSH acknowledges that the deadlines set forth in Exhibit A are of the essence. Accordingly, if FSH fails to complete the sale, termination or conversion as contemplated by this Amendment of the cumulative number of Restaurants as contemplated by this Amendment by any applicable date set forth on Exhibit A:

                    (i)     (A)     if such failure is with
respect to the requirement that all of the Restaurants be sold, terminated or converted by June 30, 2005, such failure shall constitute a default under the Franchise Agreement, and, without the necessity of any notice (including without limitation any "Notice to Cure" or "Notice of Cure"), Ryan's shall have all remedies available under the Franchise Agreement, at law and/or in equity by reason of such breach; or

                            (B)     if such failure is with
respect to the cumulative number of Restaurants required by this Amendment to be sold, terminated or converted by any date other than June 30, 2005, such failure shall constitute a default under the Franchise Agreement if such failure is not fully cured within one hundred eighty (180) days after the occurrence of such failure, and in such event, without the necessity of any notice (including without limitation any "Notice to Cure" or "Notice of Cure"), Ryan's shall have all remedies available under the Franchise Agreement, at law and/or in equity by reason of such breach; and

                     (ii)     without limiting clause (i) in any
way, during any quarterly period (except for the first thirty
(30) days of such quarterly period, if immediately prior to such period FSH was in compliance with the Franchise Agreement) that more FSH's Restaurants are in operation than permitted by this Amendment (such excess number of Restaurants at any time being hereinafter referred to as the "Excess Number"), the Continuing Service and Royalty Fee during that quarter shall be equal to the sum of (A) 4% of the total gross receipts of all of FSH's Restaurants in operation, plus (B) the product of (x) 2% of the total gross receipts of all of FSH's Restaurants in operation, multiplied by (y) the quotient of (1) the Excess Number, divided by (2) the total number of FSH's Restaurants in operation.

Each of subparagraphs (i) (A), (i)(B) and (ii) of this paragraph
(f) is independent of the other, and Ryan's rights under any of such subparagraphs shall not be affected by whether or not Ryan's then has rights under the terms of any of the other such subparagraphs.

     2.     Additional Agreements.

            (a) Ryan's agrees that, unless and until FSH defaults under any of its obligations under this Amendment or any of its other obligations under the Franchise Agreement, Ryan's shall not exercise any of the remedies (other than this Amendment) available to it under the Franchise Agreement, at law and/or in equity with respect to the failure by FSH to have in operation as of December 31, 2003 a number of Restaurants at least equal to 80% of the number of Restaurants required to be in operation as of that date under the Existing Franchise Agreement.

            (b) For so long as FSH is not in default under the Franchise Agreement, Ryan's shall make no derogatory remark concerning FSH to any third party, and shall instruct its officers and directors not to make any such derogatory remark. For so long as Ryan's is not in default under the Franchise Agreement, FSH shall make no derogatory remark concerning Ryan's to any third party, and shall instruct its officers and directors not to make any such derogatory remark.

            (c) Unless required by law in the reasonable judgment of a party, neither party shall make any public announcement concerning this Amendment or the relationship between the parties without giving the other party a reasonable opportunity to comment on the proposed announcement and without the other party's consent, which consent shall not be unreasonably withheld or delayed.

            (d)     FSH shall not construct or open any
additional Restaurant as a Ryan's Family Steak House.

            (e) If not earlier terminated pursuant to the terms of the Franchise Agreement, and subject to paragraph (f) below, the Franchise Agreement shall terminate and expire at such time as the sale, termination or conversion as contemplated by this Amendment of all of FSH's Restaurants has been completed and all payments due under the Franchise Agreement from any party to the other party have been finally paid in full.

            (f) This Amendment and the following provisions of the Franchise Agreement shall survive the expiration and termination of the Franchise Agreement:

                    (i)     Clause 2 of Subparagraph A of
Paragraph III (Proprietary Marks);

                    (ii)    Subparagraphs B and C of Paragraph
VI (Confidential Operating Manual);

                    (iii)   Subparagraph C of Paragraph VIII
(Accounting and Records);

                    (iv)    Paragraph XII (Insurance), to the
extent of any applicable statute of limitations, with respect to insurance protecting Ryan's and its officers and employees against any loss, liability or expense whatsoever from personal injury, death, property damage or products liability, arising or occurring upon or in connection with any Restaurant or by reason of FSH's operation upon, from or occupancy of such Restaurant prior to the date that such Restaurant is sold, terminated or converted as contemplated by this Amendment;

                    (v)     Subparagraphs B, D and E of
Paragraph XIV (Covenants);

                    (vi)    Paragraph XVI (Rights and Duties of
Parties upon Expiration or Termination), other than Subparagraph
B thereof;

                    (vii)   Subparagraph B of Paragraph XXI
(Independent Contractor);

                    (viii)  Paragraph XXIV (Liability for
Breach), subject to Section 3 of this Amendment; and

                    (ix)    Paragraphs XXII (Non-Waiver), XXIII
(Notice), XXVII (Applicable Law) and XXVIII (Arbitration).

Notwithstanding the termination of any provision of the Franchise Agreement, but subject to Section 3 of this Amendment, a party shall be liable to the other party for any breach of any such terminated provision that occurs prior to the date of termination and expiration of the Franchise Agreement.

            (g) Notwithstanding the terms of Subparagraph C of Paragraph XIV (Covenants) of the Existing Franchise Agreement, such Subparagraph C shall not survive the expiration and termination of the Franchise Agreement pursuant to Section 2(e) of this Amendment. Ryan's acknowledges and agrees that FSH is free to construct and operate restaurants at any time and anywhere, even if such restaurants compete with Ryan's, so long as FSH does not thereby violate the Franchise Agreement as then in effect. Similarly, FSH acknowledges and agrees that Ryan's is free to construct and operate restaurants at any time and anywhere, under the name "Ryan's Family Steak House" or "Fire Mountain" or any other name that Ryan's may then lawfully use, even if such restaurants compete with FSH.

     3.     Releases.

            (a) Subject to the limitations contained in paragraph (b) of this Section 3, FSH, on behalf of itself and its successors and assigns, hereby irrevocably and unconditionally releases and forever discharges, individually and collectively, Ryan's, and each of its officers, directors, agents, employees, parent companies, subsidiaries, affiliates, successors and assigns (hereinafter collectively the "Ryan's Parties), of and from any and all charges, claims, complaints, demands, liabilities, causes of action, losses, costs and expenses (collectively, "Claims") of any kind whatsoever (including related attorneys' fees and costs), whether arising in contract or tort or under a statute or any other law or otherwise, known or unknown, or suspected or unsuspected, that FSH may now have or has ever had against any of the Ryan's
Parties by reason of any act, omission, transaction or event occurring prior to or on the date of this Amendment. The final release and discharge set forth in the immediately preceding sentence constitutes a material part of the consideration flowing from FSH to Ryan's under this Amendment, and each of the individuals and entities included within the term "Ryan's Parties" is an intended beneficiary of this consideration.

            (b) Notwithstanding anything to the contrary herein, the releases and discharges contained in paragraph (a) of this Section 3 do not release, discharge or otherwise affect any of the following Claims:

                    (i)     Claims relating to Ryan' obligations
under this Amendment or arising after the date hereof under the Franchise Agreement; and

                    (ii)    Claims arising from any fraud or
illegal activities of Ryan's.

            (c) Subject to the limitations contained in paragraph (d) of this Section 3, Ryan's, on behalf of itself and its successors and assigns, hereby irrevocably and unconditionally releases and forever discharges, individually and collectively, FSH, and each of its officers, directors, agents, employees, parent companies, subsidiaries, affiliates, successors and assigns (hereinafter collectively the "FSH Parties"), of and from any and all Claims of any kind whatsoever (including related attorneys' fees and costs), whether arising in contract or tort or under a statute or any other law or otherwise, known or unknown, or suspected or unsuspected, that Ryan's may now have or has every had against any of the FSH Parties by reason of any act, omission, transaction or event occurring prior to or on the date of this Amendment. The final release and discharge set forth in the immediately preceding sentence constitutes a material part of the consideration flowing from Ryan's to FSH under this Amendment, and each of the individuals and entities included within the term "FSH Parties" is an intended beneficiary of this consideration.

            (d) Notwithstanding anything to the contrary herein, the releases and discharges contained in paragraph (c) of this Section 3 do not release, discharge or otherwise affect any of the following Claims:

                    (i)     Claims relating to FSH's obligations
under this Amendment or arising after the date hereof under the Franchise Agreement;

                    (ii)    Claims arising under the Franchise
Agreement for any unpaid Continuing Services and Royalty Fees, whether such Fees are payable with respect to past or future periods; and

                    (iii)   Claims arising from any fraud or
illegal activities of FSH.

            (e) The parties understand that the Claims released and discharged under this Section 3 include, without limitation, all such Claims arising from FSH's relationship with Ryan's or any of its parent companies or subsidiaries, the termination of such relationship and any other conduct or negotiations occurring on or prior to the date of this Amendment, except as specifically excluded in paragraph (b) or
(d) above.

            (f) The releases and discharges set forth in this Section 3 may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this Section 3.

            (g) Each of FSH and Ryan's acknowledges and agrees that the releases and other consideration described in this Section 3 are offered and exchanged in good faith and will not, for any purpose, be considered as admissions of liability on the part of any party, which liability is expressly denied, and no past or present wrongdoing on the part of any party is implied by such releases or other consideration under the terms of this Section 3.

            (h) Each party warrants to the other party that it has not assigned any Claim released herein.

     4.     Miscellaneous.

            (a) Except as amended by this Amendment, the Existing Franchise Agreement shall remain in full force and effect.

            (b) This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and shall inure to the benefit of the Ryan's Parties and the FSH Parties to the extent provided in Section 3 hereof.

            (c) This Amendment shall be construed as a contract entered into under the laws of the State of South Carolina, without regard to its rules respecting conflicts of laws. Any dispute regarding this Amendment shall be subject to the dispute resolution procedures set forth in the Franchise Agreement.

            (d) This Amendment and the Franchise Agreement embody the entire agreement of the parties with respect to the subject matter hereof and thereof, and there are no promises, representations, warranties, covenants or undertakings of any party to the other with respect to such subject matter other than those expressly set forth herein and therein.

            (e) No provision contained in this Amendment or the Franchise Agreement shall be deemed to have been waived by reason of any failure or delay to enforce the same, regardless of the number of breaches or violations that may occur. All waivers of any such provision shall be in writing executed by the party against whom the same is sought to be enforced. This Amendment and the Franchise Agreement may be amended only by a writing executed by each party hereto.

            (f) In the event any provision of this Amendment is determined, in accordance with the dispute resolution procedures set forth in the Franchise Agreement, to be unenforceable for any reason, the remaining provisions hereof shall remain in full force and effect and the unenforceable provision(s) shall be interpreted and rewritten to give effect to the parties' economic intentions.

            (g)     Each of Ryan's rights under this Amendment
is cumulative to its other rights under this Amendment or the
Franchise Agreement, at law or in equity.
                                7
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            (h)     This Amendment may be executed in several
counterparts, all of which shall form one and the same agreement.

     IN WITNESS WHEREOF, Ryan's and FSH have executed this
Amendment as of the date first set forth above.

RYAN'S:

RYAN'S PROPERTIES, INC.
a Delaware corporation


By:  Charles D. Way
Name: Charles D. Way
Title: President


FSH:

FAMILY STEAK HOUSES OF FLORIDA, INC.
a Florida corporation

By:  Edward B. Alexander
Name: Edward B. Alexander
Title: President


Attest:  Cynthia Newton
Name: Cynthia Newton
Title: Executive Assistant


                                 8
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                             EXHIBIT A

Cumulative Number of Restaurants           Deadline
For Which Sale, Termination                --------
or Conversion Has Been Completed
--------------------------------

             3                             March 31, 2004

             5                             June 30, 2004

             8                             September 30, 2004

            11                             December 31, 2004

            14                             March 31, 2005

            18                             June 30, 2005

Exhibit 99.2

For Immediate Release           Media Contact:  Nancy Seely
December 17, 2003               The Robin Shepherd Group
                                904/359-0981, ext. 25


Family Steak Houses of Florida Inc. Introduces New Concept
        Whistle Junction Debuts in First Quarter

Neptune Beach, Fla. - Family Steak Houses of Florida, Inc.
(OTCBB:RYFL), today unveiled plans for its Florida
restaurants by releasing a new concept in family-buffet
dining and creating a new brand that will be known as the
Whistle Junction.
     Family Steakhouses of Florida, Inc. owns and operates
18 restaurants throughout Florida.  Now operating as Ryan's
Grill, Buffet, and Bakery, the company has reached a mutual
agreement by amending its franchisee agreement with Ryan's
Properties, Inc. to proceed in this strategic direction.
The company is moving to the new concept by opening the
first restaurants under the new brand by the first quarter
of 2004.
     Most of the existing restaurants will be converted
into the Whistle Junction concept and brand through design
and renovation.  The company has already begun construction
at a brand new Whistle Junction location in Orlando on
International Drive.
     The construction process will commence on a phased
approach and should be completed by 2005.  The first
Whistle Junction locations will open in Brooksville,
Deland, and the new Orlando location.
     Construction costs for the conversions of the
restaurants are estimated to cost approximately $300,000
per unit.  The Brown Group of Palo Alto, California is
overseeing the design concept with Michael Walburn
Architects of Jacksonville, Florida.
     With the opening of Whistle Junction, the company
expects to hire approximately 50-100 new employees at each
location.  In Orlando, company officials expect to hire
approximately 150 employees.
     "The Whistle Junction is a unique concept that blends
well with our character as a family-buffet restaurant,"
said Edward Alexander, president and COO of Family
Steakhouses of Florida, Inc.  "The Whistle Junction
represents a train station that has such great heritage in
our lives - from children to senior citizens."
                           -More-
                              1
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     The Whistle Junction restaurant concept will have
prominent icons and imagery that include a water tower,
whistle tower and clock tower, all reminiscent decor of the
train station platform on the exterior.  Inside the
restaurant, branding will be reinforced with other train
station memorabilia, including operating toy trains.
     "We will transform our restaurants into a new
experience for our dining atmosphere (both inside and
outside), but still maintain the highest standard for the
quality of our food and service.   This unique concept is
adding an element of fun and creativity to our family-oriented restaurant," Alexander added.
     The Brown Group is noted for their experience in creating unique restaurant atmospheres through design, concept and operations. Most recently, the group's CEO
Robert Brown, opened the first-ever Murray Bros.
Caddyshack, in St. Augustine, Fla. at the World Golf
Village. Brown has an extensive background working with noted brands such as Hard Rock Cafe, and Darden Restaurants
(Red Lobster and Olive Garden).
     "This is forward thinking and provides a platform for growth," said Robert (Bob) Brown. "In today's marketplace, creative brands with family appeal that can continue to evolve, provide the best opportunity and appeal to a broader base of customers. This makes a more favorable expansion concept," he added.
                              -30-